UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934


                        Date of Report: January 24, 2005
                        (Date of earliest event reported)


                        LATTICE SEMICONDUCTOR CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                000-18032                  93-0835214
------------------------       ---------                  ----------
(State of incorporation)      (Commission     (IRS Employer Identification No.)
                              File Number)



5555 N.E. Moore Court, Hillsboro, Oregon                  97124-6421
-------------------------------------------               ----------
(Address of principal executive offices)                  (Zip Code)



                                 (503) 268-8000
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 24, 2005, Lattice Semiconductor Corporation (the "Company") issued a press release announcing the Company's financial results for the fiscal quarter and year ending January 1, 2005. A copy of the press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02, in Item 9.01 hereof and in Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is being furnished (not filed) herewith:

Exhibit Number     Description
-----------------  ------------------------------------------------------------
99.1               Press Release dated January 24, 2005, entitled
                   "Lattice Semiconductor Reports
                   Fourth Quarter and Year End Financial Results"

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                              LATTICE SEMICONDUCTOR CORPORATION
                              ---------------------------------
                              (Registrant)


Date: January 24, 2005        By: /s/ Jan Johannessen
                              -------------------------
                              Jan Johannessen
                              Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number     Description
-----------------  ------------------------------------------------------------
99.1               Press Release dated January 24, 2005, entitled
                   "Lattice Semiconductor Reports
                   Fourth Quarter and Year End Financial Results"